SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2003

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:  (508) 620-9700

Not Applicable

(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

99.1	Press release of GTC Biotherapeutics, Inc. dated February 20, 2003, reporting GTC’s financial results for the fourth quarter of 2002 and for the year 2002.

Item 9.  Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of GTC dated February 20, 2003, reporting GTC’s financial results for the fourth quarter of 2002 and for the year 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2003	GTC BIOTHERAPEUTICS, INC.

	By:	/s/ John B. Green
John B. Green
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of GTC Biotherapeutics, Inc. dated February 20, 2003, reporting GTC’s financial results for the fourth quarter of 2002 and for the year 2002.